UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2024

LuxUrban Hotels Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 269-5952

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock $0.00001	LUXHP	The Nasdaq Stock Market LLC

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 20, 2024, Jimmie Chatmon voluntarily resigned from the Board of Directors (the “Board”) of LuxUrban Hotels Inc. (the “Company”) and the Board appointed and elected Elan Blutinger to fill the resulting vacancy. In connection with his election, Mr. Blutinger also was appointed by the Board to serve on the Nominating and Corporate Governance Committee of the Board. The Board has determined that Mr. Blutinger is an independent director under the listing rules of The Nasdaq Stock Market LLC. Mr. Chatmon’s resignation and the election of Mr. Blutinger is part of the Company’s plan to achieve a more balanced board-management relationship and to provide the board with further industry expertise amongst its independent directors in the hotel management and online hotel booking services industries. Mr. Chatmon continues as an officer of the Company.

Elan Blutinger has served as the Managing Director of Alpine Consolidated, LLC since 1996, a firm he co-founded that specializes in consolidating travel and technology companies. He was the co-founder of Alpine Acquisition Corp, (NASDAQ:REVU), a special purpose acquisition company in the lodging and entertainment industry and served as that company’s Chairman from December 2021 until April 2023. He was the Chairman and Chief Executive Officer of Espresoh Tech, an EU-based, software product development company, from April 2019 until the sale of the company in December 2021. Mr. Blutinger was the Chairman and Chief Executive Officer of AudioNow Holdings, a global mobile distribution platform for in-language media, from 2010 to May 2018. From 2004 to 2012, Mr. Blutinger served as lead director (and chairman of each of the corporate governance committee and compensation committee of the board) of Great Wolf Resorts (NASDAQ: WOLF), a family entertainment resorts company. Mr. Blutinger served as Chairman of VRGateway, an online lodging technology company, from 2004 until its sale to Kinderhook Industries in 2008. From 2000 until 2003, he was a member of the board of directors of Hotels.Com (NYSE: HOTEL), a leading provider of online hotel booking services, and served on the board’s special committee in connection with the sale of the company to IAC/Interactive in 2003. Mr. Blutinger was also a founder and director of ResortQuest International, (NYSE: RQI) from 1997 to 2003, of Travel Services International (NASDAQ: TRVL) from 1996 to 2001, and of London-based Online Travel Services (LSE: OTC) from 2000 to 2004. Mr. Blutinger earned a BA from the American University, a MA from the University of California at Berkeley, and a JD from the American University’s Washington College of Law. He is a member of the Advisory Board of American University’s Washington College of Law and a member of the East Carolina University Advisory Board for the Study of Sustainable Tourism at that ECU School of Business.

As a non-employee director of the Company, Mr. Blutinger will receive the compensation awarded to all non-employee directors of the Company, which, as of the date of this Report, is $180,000 per year comprised of $72,000 in cash and the issuance of shares of the Company’s common stock in two semi-annual tranches of $54,000 each (based on the market value of the Company’s common stock on the last trading day prior to the grant of each tranche). In addition, the Company has entered into a customary directors’ indemnification agreement with Mr. Blutinger. Mr. Blutinger has not engaged in any transactions with the Company that are required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On February 24, 2024, LuxUrban Hotels Inc. (the “Company”) issued a press release announcing the resignation of Mr. Chatmon and the election of Mr. Blutinger to the board of directors, a copy of which the Company is furnishing as Exhibit 99.1 to this Current Report on Form 8-K.

On February 16, 2024, LuxUrban Hotels Inc. (“Company”) entered into a letter agreement with Greenle Partners LLC Series Alpha P.S., a Delaware limited liability company (“Greenle Alpha”), and Greenle Partners LLC Series Beta P.S., a Delaware limited liability company (“Greenle Beta” and together with Greenle Alpha, “Greenle”) holders of certain warrants to purchase the Company’s common stock (“Warrants”), which were issued in private placements from time to time as previously reported by the Company. Under the terms of the letter agreement, in consideration of the agreement of Greenle to exercise 50% of the Warrants originally issued by the Company on November 6, 2023 (the “November Warrants”) within three (3) business days of the date of the letter agreement and 50% of the November Warrants on or prior to February 23, 2024, the exercise price of the November Warrants has been reduced from $4.00 to $2.00 and the exercise price of all of the other Warrants held by Greenle has been reduced from $5.00 and $5.50, as applicable, to $2.50. Except as described above, the Warrants remain unchanged. The exercise of the November Warrants shall generate gross proceeds of $1 million to the Company.

The information contained in this Item 7.01 and Exhibits 10.1 and 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended whether made before or after the date hereof and irrespective of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description
10.1	Letter Agreement, dated February 16, 2024.
99.1	Press Release made February 20, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2024	LUXURBAN HOTELS INC.

	By:	/s/ Shanoop Kothari
		Name:	Shanoop Kothari
		Title:	Chief Financial Officer, President and Secretary

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